CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Allowance for Doubtful Accounts Receivable (in dollars)	$ 788	$ 11,460
Common Stock, Par Value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, Shares Authorized	300,000,000	200,000,000
Common Stock, Shares Issued	160,708,000	139,798,000
Common Stock, Shares Outstanding	158,628,000	137,899,000
Treasury Stock, Shares	2,080,000	1,899,000